Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED (the “Company”) on Form 10-Q for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Huang Fang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Huang Fang	Dated: February 14, 2025
Huang Fang
Title:	Chief Executive Officer (Principal Executive Officer)